Exhibit 99.2

Regions Financial Corporation and Subsidiaries

Financial Supplement

Fourth Quarter 2012

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2012 Earnings Release

Regions Financial Corporation and Subsidiaries	Page 1
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Balance Sheets (unaudited)

	As Of
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Assets:
Cash and due from banks	$1,979	$1,738	$2,000	$2,036	$2,132
Interest-bearing deposits in other banks	3,510	2,192	1,766	5,270	4,913
Federal funds sold and securities purchased under agreements to resell	—	—	—	167	200
Trading account assets	116	114	110	1,127	1,266
Securities available for sale	27,244	27,603	27,232	27,177	24,471
Securities held to maturity	10	12	13	15	16
Loans held for sale	1,383	1,265	1,187	1,054	1,193
Loans, net of unearned income	73,995	75,259	76,202	76,720	77,594
Allowance for loan losses	(1,919)	(2,062)	(2,291)	(2,530)	(2,745)

Net loans	72,076	73,197	73,911	74,190	74,849
Other interest-earning assets	900	881	901	1,054	1,085
Premises and equipment, net	2,279	2,274	2,300	2,350	2,375
Interest receivable	344	362	341	397	361
Goodwill	4,816	4,816	4,816	4,816	4,816
Mortgage servicing rights (MSRs)	191	176	179	199	182
Other identifiable intangible assets	345	365	391	420	449
Other assets	6,154	6,803	7,198	8,010	8,742

Total assets	$121,347	$121,798	$122,345	$128,282	$127,050

Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$29,963	$30,345	$29,625	$29,646	$28,209
Interest-bearing	65,511	64,536	65,473	67,492	67,418

Total deposits	95,474	94,881	95,098	97,138	95,627
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,449	1,866	2,746	2,287	2,333
Other short-term borrowings	125	70	560	621	734

Total short-term borrowings	1,574	1,936	3,306	2,908	3,067
Long-term borrowings	5,861	6,224	6,230	7,196	8,110

Total borrowed funds	7,435	8,160	9,536	10,104	11,177
Other liabilities	2,939	3,856	3,256	3,506	3,747

Total liabilities	105,848	106,897	107,890	110,748	110,551

Stockholders’ equity:
Preferred stock, Series A issued to the U.S. Treasury	—	—	—	3,429	3,419
Preferred stock, Series A non-cumulative perpetual	482	—	—	—	—
Common stock	15	15	15	15	13
Additional paid-in capital (1)	19,652	19,664	19,666	19,721	18,855
Retained earnings (deficit) (1)	(3,338)	(3,603)	(3,904)	(4,177)	(4,322)
Treasury stock, at cost	(1,377)	(1,377)	(1,376)	(1,394)	(1,397)
Accumulated other comprehensive income (loss), net	65	202	54	(60)	(69)

Total stockholders’ equity	15,499	14,901	14,455	17,534	16,499

Total liabilities and stockholders’ equity	$121,347	$121,798	$122,345	$128,282	$127,050

(1)	Prior period amounts have been reclassified to conform to the current period classification.

Regions Financial Corporation and Subsidiaries	Page 2
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Statements of Operations (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Interest income on:
Loans, including fees	$777	$783	$806	$812	$854
Securities:
Taxable	158	170	179	174	166
Tax-exempt	—	—	—	—	—

Total securities	158	170	179	174	166
Loans held for sale	10	9	7	7	7
Trading account assets	1	—	—	1	1
Other interest-earning assets	2	2	2	3	3

Total interest income	$948	$964	994	997	1,031
Interest expense on:
Deposits	53	67	76	88	95
Short-term borrowings	1	1	—	—	(2)
Long-term borrowings	76	79	80	82	89

Total interest expense	130	147	156	170	182

Net interest income	818	817	838	827	849
Provision for loan losses	37	33	26	117	295

Net interest income after provision for loan losses	781	784	812	710	554
Non-interest income:
Service charges on deposit accounts	254	244	233	254	263
Investment fee income	31	34	17	28	19
Mortgage income	90	106	90	77	57
Trust department income	48	48	50	49	49
Securities gains, net	12	12	12	12	7
Other	101	89	105	104	112

Total non-interest income	536	533	507	524	507
Non-interest expense:
Salaries and employee benefits	438	449	434	442	392
Net occupancy expense	97	99	92	94	95
Furniture and equipment expense	65	65	67	64	63
Goodwill impairment	—	—	—	—	253
Other	302	256	249	313	321

Total non-interest expense	902	869	842	913	1,124

Income (loss) before income taxes	415	448	477	321	(63)
Income tax expense	138	136	126	82	18

Income (loss) from continuing operations	277	312	351	239	(81)
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(19)	(19)	4	(65)	(472)
Income tax benefit	(7)	(8)	—	(25)	(5)

Income (loss) from discontinued operations, net of tax	(12)	(11)	4	(40)	(467)

Net income (loss)	$265	$301	$355	$199	$(548)

Income (loss) from continuing operations available to common shareholders	$273	$312	$280	$185	$(135)

Net income (loss) available to common shareholders	$261	$301	$284	$145	$(602)

Weighted-average shares outstanding—during quarter:
Basic	1,413	1,414	1,414	1,282	1,259
Diluted	1,423	1,423	1,418	1,283	1,259
Actual shares outstanding—end of quarter	1,413	1,413	1,413	1,412	1,259
Earnings (loss) per common share from continuing operations:
Basic	$0.19	$0.22	$0.20	$0.14	$(0.11)
Diluted	$0.19	$0.22	$0.20	$0.14	$(0.11)

Earnings (loss) per common share:
Basic	$0.18	$0.21	$0.20	$0.11	$(0.48)
Diluted	$0.18	$0.21	$0.20	$0.11	$(0.48)
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$831	$830	$850	$839	$858

Regions Financial Corporation and Subsidiaries	Page 3
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Statements of Operations (unaudited)

	Year Ended December 31
($ amounts in millions, except per share data)	2012	2011
Interest income on:
Loans, including fees	$3,178	$3,444
Securities:
Taxable	681	758
Tax-exempt	—	—

Total securities	681	758
Loans held for sale	33	36
Trading account assets	2	1
Other interest-earning assets	9	13

Total interest income	3,903	4,252
Interest expense on:
Deposits	284	472
Short-term borrowings	2	(1)
Long-term borrowings	317	371

Total interest expense	603	842

Net interest income	3,300	3,410
Provision for loan losses	213	1,530

Net interest income after provision for loan losses	3,087	1,880
Non-interest income:
Service charges on deposit accounts	985	1,168
Investment fee income	110	64
Mortgage income	363	220
Trust department income	195	199
Securities gains, net	48	112
Other	399	380

Total non-interest income	2,100	2,143

Non-interest expense:
Salaries and employee benefits	1,763	1,604
Net occupancy expense	382	388
Furniture and equipment expense	261	275
Goodwill impairment	—	253
Other	1,120	1,342

Total non-interest expense	3,526	3,862

Income before income taxes	1,661	161
Income tax expense (benefit)	482	(28)

Income from continuing operations	1,179	189

Discontinued operations:
Loss from discontinued operations before income taxes	(99)	(408)
Income tax benefit	(40)	(4)

Loss from discontinued operations, net of tax	(59)	(404)

Net income (loss)	$1,120	$(215)

Income (loss) from continuing operations available to common shareholders	$1,050	$(25)

Net income (loss) available to common shareholders	$991	$(429)

Weighted-average shares outstanding—during year:
Basic	1,381	1,258
Diluted	1,387	1,258
Actual shares outstanding—end of period	1,413	1,259
Earnings (loss) per common share from continuing operations:
Basic	$0.76	$(0.02)
Diluted	$0.76	$(0.02)
Earnings (loss) per common share:
Basic	$0.72	$(0.34)
Diluted	$0.71	$(0.34)
Cash dividends declared per common share	$0.04	$0.04
Taxable-equivalent net interest income from continuing operations	$3,350	$3,445

Regions Financial Corporation and Subsidiaries	Page 4
Financial Supplement to Fourth Quarter 2012 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Return on average assets from continuing operations*	0.90%	1.02%	0.92%	0.59%	(0.43%)
Adjusted return on average assets from continuing operations (non-GAAP)* (1)	1.02%	1.02%	0.92%	0.59%	0.37%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	10.42%	12.39%	12.40%	7.08%	(30.12%)
Adjusted return on average tangible common stockholders’ equity (non-GAAP)* (1)	11.93%	12.39%	12.40%	7.08%	6.45%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	62.7%	64.3%	62.8%	67.9%	64.6%
Common equity per share	$10.63	$10.55	$10.23	$9.99	$10.39
Tangible common book value per share (non-GAAP) (1)	$7.11	$7.02	$6.69	$6.42	$6.37
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	8.63%	8.49%	8.04%	7.35%	6.57%
Tier 1 Common risk-based ratio (non-GAAP) (1) (2)	10.8%	10.5%	10.0%	9.6%	8.5%
Tier 1 Capital (2)	12.0%	11.5%	11.0%	14.3%	13.3%
Tier 1 Capital adjusted for retirement of Series A preferred stock (1) (2)	12.0%	11.5%	11.0%	10.5%	9.4%
Total Risk-Based Capital (2)	15.4%	15.0%	14.5%	18.0%	16.9%
Leverage (2)	9.6%	9.1%	8.7%	11.0%	9.9%
Allowance for loan losses as a percentage of loans, net of unearned income	2.59%	2.74%	3.01%	3.30%	3.54%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.14x	1.09x	1.20x	1.18x	1.16x
Net interest margin (FTE) from continuing operations	3.10%	3.08%	3.16%	3.09%	3.08%
Loans, net of unearned income, to total deposits	77.5%	79.3%	80.1%	79.0%	81.1%
Net charge-offs as a percentage of average loans*	0.96%	1.38%	1.39%	1.73%	2.16%
Non-accrual loans, excluding loans held for sale as a percentage of loans	2.27%	2.50%	2.51%	2.80%	3.06%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	2.59%	2.93%	3.04%	3.42%	3.83%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	3.19%	3.47%	3.57%	3.97%	4.40%
Associate headcount (3)	23,427	23,361	23,422	23,619	23,707
Total branch outlets	1,711	1,716	1,719	1,722	1,726
ATMs	2,054	2,061	2,063	2,070	2,083

*	Annualized
(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 18-21
(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated
(3)	Excludes Morgan Keegan associates

Regions Financial Corporation and Subsidiaries	Page 5
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	12/31/12			9/30/12
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%
Trading account assets	126	1	3.16	112	—	—
Securities:
Taxable	27,128	159	2.33	27,028	170	2.50
Tax-exempt	9	—	—	10	—	—
Loans held for sale	1,232	9	2.91	1,213	9	2.95
Loans, net of unearned income:
Commercial and industrial	26,414	266	4.01	26,024	262	4.01
Commercial real estate mortgage - owner-occupied	10,237	123	4.78	10,464	122	4.64
Commercial real estate construction - owner-occupied	298	3	4.00	274	3	4.36
Commercial investor real estate mortgage	7,404	66	3.55	8,374	74	3.52
Commercial investor real estate construction	901	12	5.30	851	8	3.74
Residential first mortgage	13,072	136	4.14	13,300	141	4.22
Home equity	11,912	108	3.61	12,157	109	3.57
Indirect	2,295	26	4.51	2,150	26	4.81
Consumer credit card	886	28	12.57	908	29	12.71
Other consumer	1,203	22	7.28	1,195	22	7.32

Total loans, net of unearned income	74,622	790	4.21	75,697	796	4.18
Other interest-earning assets	3,540	2	0.22	3,187	2	0.25

Total interest-earning assets	106,657	961	3.58	107,247	977	3.62
Allowance for loan losses	(2,027)			(2,232)
Cash and due from banks	1,812			1,732
Other non-earning assets	14,594			14,784

	$121,036			$121,531

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,689	1	0.07	$5,650	1	0.07
Interest-bearing transaction accounts	19,694	6	0.12	18,880	5	0.11
Money market accounts	24,912	9	0.14	24,891	11	0.18
Time deposits	14,220	37	1.04	15,536	50	1.28

Total interest-bearing deposits (1)	64,515	53	0.33	64,957	67	0.41
Federal funds purchased and securities sold under agreements to repurchase	1,601	1	0.25	2,375	1	0.17
Other short-term borrowings	109	—	—	363	—	—
Long-term borrowings	6,109	76	4.95	6,230	79	5.04

Total interest-bearing liabilities (2)	72,334	130	0.71	73,925	147	0.79

Net interest spread			2.87			2.83

Non-interest-bearing deposits (1) (2)	30,290			29,652
Other liabilities	3,094			3,243
Stockholders’ equity	15,318			14,711

	$121,036			$121,531

Net interest income/margin FTE basis		$831	3.10%		$830	3.08%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.22% and 0.28% for the quarters ended December 31, 2012 and September 30, 2012, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.50% and 0.56% for the quarters ended December 31, 2012 and September 30 2012, respectively.

Regions Financial Corporation and Subsidiaries	Page 6
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	6/30/12			3/31/12			12/31/11
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%	$—	$—	—%
Trading account assets	116	—	—	182	2	4.42	175	1	2.27
Securities:
Taxable	26,846	179	2.68	25,659	173	2.71	24,731	166	2.66
Tax-exempt	16	—	—	33	—	—	32	—	—
Loans held for sale	1,107	8	2.91	1,047	7	2.69	1,057	7	2.63
Loans, net of unearned income:
Commercial and industrial	25,650	266	4.17	24,748	258	4.19	24,310	263	4.29
Commercial real estate mortgage - owner-occupied	10,805	128	4.76	11,077	130	4.72	11,404	140	4.87
Commercial real estate construction - owner-occupied	271	4	5.94	311	4	5.17	346	5	5.73
Commercial investor real estate mortgage	8,925	81	3.65	9,492	85	3.60	10,357	91	3.49
Commercial investor real estate construction	923	8	3.49	994	8	3.24	1,152	9	3.10
Residential first mortgage	13,484	144	4.30	13,651	149	4.39	13,925	153	4.36
Home equity	12,479	111	3.58	12,845	113	3.54	13,172	118	3.55
Indirect	2,022	25	4.97	1,908	25	5.27	1,825	25	5.43
Consumer credit card	925	28	12.17	952	30	12.67	1,002	37	14.65
Other consumer	1,186	22	7.46	1,190	22	7.44	1,209	22	7.22

Total loans, net of unearned income	76,670	817	4.29	77,168	824	4.29	78,702	863	4.35
Other interest-earning assets	3,311	2	0.24	5,140	3	0.23	5,690	4	0.28

Total interest-earning assets	108,066	1,006	3.74	109,229	1,009	3.72	110,387	1,041	3.74
Allowance for loan losses	(2,506)			(2,745)			(2,901)
Cash and due from banks	1,814			1,987			1,974
Other non-earning assets	15,052			15,285			15,440

	$122,426			$123,756			$124,900

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,655	1	0.07	$5,362	1	0.08	$5,153	1	0.08
Interest-bearing transaction accounts	19,447	6	0.12	19,657	6	0.12	18,602	7	0.15
Money market accounts	24,520	11	0.18	23,552	12	0.20	23,365	13	0.22
Time deposits	17,175	58	1.36	19,053	69	1.46	19,774	74	1.48

Total interest-bearing deposits (1)	66,797	76	0.46	67,624	88	0.52	66,894	95	0.56
Federal funds purchased and securities sold under agreements to repurchase	1,856	—	—	1,572	—	—	1,912	(2)	(0.41)
Other short-term borrowings	468	—	—	63	—	—	77	—	—
Long-term borrowings	6,862	80	4.69	7,585	82	4.35	9,630	90	3.71

Total interest-bearing liabilities (2)	75,983	156	0.83	76,844	170	0.89	78,513	183	0.92

Net interest spread			2.91			2.83			2.81

Non-interest-bearing deposits (1) (2)	29,066			28,437			28,261
Other liabilities	2,996			2,745			2,569
Stockholders’ equity	14,381			15,730			15,557

	$122,426			$123,756			$124,900

Net interest income/margin FTE basis		$850	3.16%		$839	3.09%		$858	3.08%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.32%, 0.37%, and 0.40% for the quarters ended June 30, 2012, March 31, 2012, and December 31, 2011, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.60%, 0.65% and 0.68% for the quarters ended June 30, 2012, March 31, 2012, and December 31, 2011, respectively.

Regions Financial Corporation and Subsidiaries	Page 7
Financial Supplement to Fourth Quarter 2012 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Year Ended December 31
	2012			2011
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$4	$—	—%
Trading account assets	134	3	2.24	166	4	2.41
Securities:
Taxable	26,667	681	2.55	24,586	758	3.08
Tax-exempt	17	—	—	31	—	—
Loans held for sale	1,150	33	2.87	1,131	35	3.09
Loans, net of unearned income:
Commercial and industrial	25,712	1,052	4.09	23,669	1,007	4.25
Commercial real estate mortgage - owner-occupied	10,645	503	4.73	11,724	627	5.35
Commercial real estate construction - owner-occupied	288	14	4.86	391	18	4.60
Commercial investor real estate mortgage	8,545	306	3.58	11,928	412	3.45
Commercial investor real estate construction	917	36	3.93	1,614	44	2.73
Residential first mortgage	13,376	570	4.26	14,286	645	4.51
Home equity	12,346	441	3.57	13,603	476	3.50
Indirect	2,095	102	4.87	1,723	98	5.69
Consumer credit card	918	115	12.53	532	62	11.65
Other consumer	1,193	88	7.38	1,203	88	7.32

Total loans, net of unearned income	76,035	3,227	4.24	80,673	3,477	4.31
Other interest-earning assets	3,792	9	0.24	5,623	13	0.23

Total interest-earning assets	107,795	3,953	3.67	112,214	4,287	3.82
Allowance for loan losses	(2,376)			(3,114)
Cash and due from banks	1,836			1,988
Other non-earning assets	14,927			15,631

	$122,182			$126,719

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,589	4	0.07	$5,062	5	0.10
Interest-bearing transaction accounts	19,419	23	0.12	15,613	27	0.17
Money market accounts (3)	24,471	43	0.18	25,661	73	0.28
Time deposits	16,487	214	1.30	21,646	367	1.70

Total interest-bearing deposits (1)	65,966	284	0.43	67,982	472	0.69
Federal funds purchased and securities sold under agreements to repurchase	1,852	2	0.11	1,801	(1)	(0.06)
Other short-term borrowings	251	—	—	186	—	—
Long-term borrowings	6,694	317	4.74	11,240	371	3.30

Total interest-bearing liabilities (2)	74,763	603	0.81	81,209	842	1.04

Net interest spread			2.86			2.78

Non-interest-bearing deposits (1) (2) (3)	29,364			27,689
Other liabilities	3,020			2,471
Stockholders’ equity	15,035			15,350

	$122,182			$126,719

Net interest income/margin FTE basis		$3,350	3.11%		$3,445	3.07%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.30% and 0.49% for the twelve months ended December 31, 2012 and December 31, 2011, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.58% and 0.77% for the twelve months ended December 31, 2012 and December 31, 2011, respectively.
(3)	Prior period amounts have been reclassified to conform to the current period classification.

Regions Financial Corporation and Subsidiaries	Page 8
Financial Supplement to Fourth Quarter 2012 Earnings Release

Loans

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	12/31/12 vs. 9/30/12		12/31/12 vs. 12/31/11
Commercial and industrial	$26,674	$26,375	$25,990	$25,098	$24,522	$299	1.1%	$2,152	8.8%
Commercial real estate mortgage - owner-occupied	10,095	10,325	10,626	10,931	11,166	(230)	-2.2%	(1,071)	-9.6%
Commercial real estate construction - owner-occupied	302	292	261	281	337	10	3.4%	(35)	-10.4%

Total commercial	37,071	36,992	36,877	36,310	36,025	79	0.2%	1,046	2.9%
Commercial investor real estate mortgage	6,808	7,866	8,598	9,156	9,702	(1,058)	-13.5%	(2,894)	-29.8%
Commercial investor real estate construction	914	847	849	955	1,025	67	7.9%	(111)	-10.8%

Total investor real estate	7,722	8,713	9,447	10,111	10,727	(991)	-11.4%	(3,005)	-28.0%
Residential first mortgage	12,963	13,225	13,394	13,611	13,784	(262)	-2.0%	(821)	-6.0%
Home equity - first lien	5,622	5,605	5,663	5,760	5,884	17	0.3%	(262)	-4.5%
Home equity - second lien	6,178	6,420	6,658	6,882	7,137	(242)	-3.8%	(959)	-13.4%
Indirect	2,336	2,220	2,060	1,938	1,848	116	5.2%	488	26.4%
Consumer credit card	906	901	922	939	987	5	0.6%	(81)	-8.2%
Other consumer	1,197	1,183	1,181	1,169	1,202	14	1.2%	(5)	-0.4%

Total Loans	$73,995	$75,259	$76,202	$76,720	$77,594	$(1,264)	-1.7%	$(3,599)	-4.6%

	Average Balances
($ amounts in millions)	4Q12	3Q12	2Q12	1Q12	4Q11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Commercial and industrial	$26,414	$26,024	$25,650	$24,748	$24,310	$390	1.5%	$2,104	8.7%
Commercial real estate mortgage - owner-occupied	10,237	10,464	10,805	11,077	11,404	(227)	-2.2%	(1,167)	-10.2%
Commercial real estate construction - owner-occupied	298	274	271	311	346	24	8.8%	(48)	-13.9%

Total commercial	36,949	36,762	36,726	36,136	36,060	187	0.5%	889	2.5%

Commercial investor real estate mortgage	7,404	8,374	8,925	9,492	10,357	(970)	-11.6%	(2,953)	-28.5%
Commercial investor real estate construction	901	851	923	994	1,152	50	5.9%	(251)	-21.8%

Total investor real estate	8,305	9,225	9,848	10,486	11,509	(920)	-10.0%	(3,204)	-27.8%
Residential first mortgage	13,072	13,300	13,484	13,651	13,925	(228)	-1.7%	(853)	-6.1%
Home equity - first lien	5,632	5,636	5,723	5,835	5,927	(4)	-0.1%	(295)	-5.0%
Home equity - second lien	6,280	6,521	6,756	7,010	7,245	(241)	-3.7%	(965)	-13.3%
Indirect	2,295	2,150	2,022	1,908	1,825	145	6.7%	470	25.8%
Consumer credit card	886	908	925	952	1,002	(22)	-2.4%	(116)	-11.6%
Other consumer	1,203	1,195	1,186	1,190	1,209	8	0.7%	(6)	-0.5%

Total Loans	$74,622	$75,697	$76,670	$77,168	$78,702	$(1,075)	-1.4%	$(4,080)	-5.2%

End of Period Loan Portfolio Balances by Percentage

	Quarter Ended
	12/31/2012	9/30/2012	6/30/2012	3/31/12	12/31/11
Commercial and industrial	36.1%	35.0%	34.1%	32.7%	31.6%
Commercial real estate mortgage - owner-occupied	13.6%	13.7%	13.9%	14.2%	14.4%
Commercial real estate construction - owner-occupied	0.4%	0.5%	0.4%	0.4%	0.4%

Total commercial	50.1%	49.2%	48.4%	47.3%	46.4%
Commercial investor real estate mortgage	9.2%	10.5%	11.3%	11.9%	12.5%
Commercial investor real estate construction	1.2%	1.1%	1.1%	1.3%	1.3%

Total investor real estate	10.4%	11.6%	12.4%	13.2%	13.8%
Residential first mortgage	17.5%	17.6%	17.6%	17.8%	17.8%
Home equity - first lien	7.6%	7.4%	7.4%	7.5%	7.6%
Home equity - second lien	8.4%	8.5%	8.7%	9.0%	9.2%
Indirect	3.2%	2.9%	2.7%	2.5%	2.4%
Consumer credit card	1.2%	1.2%	1.2%	1.2%	1.3%
Other consumer	1.6%	1.6%	1.6%	1.5%	1.5%

Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries	Page 9
Financial Supplement to Fourth Quarter 2012 Earnings Release

Deposits

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	12/31/12 vs. 9/30/12		12/31/12 vs. 12/31/11
Customer Deposits
Interest-free deposits	$29,963	$30,345	$29,625	$29,646	$28,209	$(382)	-1.3%	$1,754	6.2%
Interest-bearing checking	21,096	19,240	19,311	19,805	19,388	1,856	9.6%	1,708	8.8%
Savings	5,760	5,652	5,661	5,632	5,159	108	1.9%	601	11.6%
Money market - domestic	24,901	24,404	23,974	23,488	23,028	497	2.0%	1,873	8.1%
Money market - foreign	311	327	322	357	460	(16)	-4.9%	(149)	-32.4%

Low-cost deposits	82,031	79,968	78,893	78,928	76,244	2,063	2.6%	5,787	7.6%
Time deposits	13,443	14,911	16,202	18,207	19,378	(1,468)	-9.8%	(5,935)	-30.6%

Total customer deposits	95,474	94,879	95,095	97,135	95,622	595	0.6%	(148)	-0.2%

Corporate Treasury Deposits
Time deposits	—	2	3	3	5	(2)	-100.0%	(5)	-100.0%

Total Deposits	$95,474	$94,881	$95,098	$97,138	$95,627	$593	0.6%	$(153)	-0.2%

	Average Balances
($ amounts in millions)	4Q12	3Q12	2Q12	1Q12	4Q11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Customer Deposits
Interest-free deposits	$30,290	$29,652	$29,066	$28,437	$28,261	$638	2.2%	$2,029	7.2%
Interest-bearing checking	19,694	18,880	19,447	19,657	18,602	814	4.3%	1,092	5.9%
Savings	5,689	5,650	5,655	5,362	5,153	39	0.7%	536	10.4%
Money market - domestic	24,577	24,563	24,172	23,141	22,926	14	0.1%	1,651	7.2%
Money market - foreign	335	328	348	411	439	7	2.1%	(104)	-23.7%

Low-cost deposits	80,585	79,073	78,688	77,008	75,381	1,512	1.9%	5,204	6.9%
Time deposits	14,218	15,533	17,172	19,049	19,767	(1,315)	-8.5%	(5,549)	-28.1%

Total customer deposits	94,803	94,606	95,860	96,057	95,148	197	0.2%	(345)	-0.4%

Corporate Treasury Deposits
Time deposits	2	3	3	4	7	(1)	(0.3)	(5)	-71.4%

Total Deposits	$94,805	$94,609	$95,863	$96,061	$95,155	$196	0.2%	$(350)	-0.4%

End of Period Deposits by Percentage

	Quarter Ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Customer Deposits
Interest-free deposits	31.4%	32.0%	31.2%	30.5%	29.5%
Interest-bearing checking	22.1%	20.3%	20.3%	20.4%	20.3%
Savings	6.0%	6.0%	6.0%	5.8%	5.4%
Money market - domestic	26.1%	25.7%	25.2%	24.2%	24.1%
Money market - foreign	0.3%	0.3%	0.3%	0.4%	0.5%

Low-cost deposits	85.9%	84.3%	83.0%	81.3%	79.8%
Time deposits	14.1%	15.7%	17.0%	18.7%	20.2%

Total customer deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Corporate Treasury Deposits
Time deposits	—	—	—	—	—

Total Deposits	100.0%	100.0%	100.00%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries	Page 10
Financial Supplement to Fourth Quarter 2012 Earnings Release

Pre-Tax Pre-Provision Income from Continuing Operations (non-GAAP)

The Pre-Tax Pre-Provision Income (PPI) from Continuing Operations table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Income (loss) from continuing operations available to common shareholders (GAAP)	$273	$312	$280	$185	$(135)	$(39)	-12.5%	$408	-302.2%
Preferred dividends (GAAP)	4	—	71	54	54	4	NM	(50)	-92.6%
Income tax expense (GAAP)	138	136	126	82	18	2	1.5%	120	666.7%

Income (loss) from continuing operations before income taxes (GAAP)	415	448	477	321	(63)	(33)	-7.4%	478	-758.7%
Provision for loan losses (GAAP)	37	33	26	117	295	4	12.1%	(258)	-87.5%

Pre-tax pre-provision income from continuing operations (non-GAAP)	452	481	503	438	232	(29)	-6.0%	220	94.8%
Goodwill impairment	—	—	—	—	253	—	—	(253)	-100.0%

Pre-tax pre-provision income from continuing operations, excluding goodwill impairment (non-GAAP)	452	481	503	438	485	(29)	-6.0%	(33)	-6.8%

Other Adjustments:
Securities gains, net	(12)	(12)	(12)	(12)	(7)	—	—	(5)	71.4%
Leveraged lease termination gains, net(1)	—	—	(7)	(7)	(10)	—	—	10	-100.0%
Loss on early extinguishment of debt	11	—	—	—	—	11	NM	11	NM
Securities impairment, net	—	—	2	—	2	—	—	(2)	-100.0%
REIT investment early termination costs	42	—	—	—	—	42	NM	42	NM
Branch consolidation and property and equipment charges	—	—	—	—	(2)	—	—	2	-100.0%

Total other adjustments	41	(12)	(17)	(19)	(17)	53	-441.7%	58	-341.2%

Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$493	$469	$486	$419	$468	$24	5.1%	$25	5.3%

(1)	After tax amounts for leveraged lease terminations gains are zero for 12/31/12, zero for 9/30/12, $0.6 million for 6/30/2012, $3.1 million for 3/31/2012, and $2.8 million for 12/31/11.

Regions Financial Corporation and Subsidiaries	Page 11
Financial Supplement to Fourth Quarter 2012 Earnings Release

Non-Interest Income and Expense from Continuing Operations

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Service charges on deposit accounts	$254	$244	$233	$254	$263	$10	4.1%	$(9)	-3.4%
Investment fee income	31	34	17	28	19	(3)	-8.8%	12	63.2%
Mortgage income	90	106	90	77	57	(16)	-15.1%	33	57.9%
Trust department income	48	48	50	49	49	—	—	(1)	-2.0%
Commercial credit fee income	16	17	16	19	20	(1)	-5.9%	(4)	-20.0%
Securities gains, net	12	12	12	12	7	—	—	5	71.4%
Insurance commissions and fees	27	28	26	28	26	(1)	-3.6%	1	3.8%
Leveraged lease termination gains, net	—	—	7	7	10	—	—	(10)	-100.0%
Bank-owned life insurance	20	19	21	21	24	1	5.3%	(4)	-16.7%
Net revenue (loss) from affordable housing	(5)	(17)	(13)	(14)	(20)	12	-70.6%	15	-75.0%
Credit card/bank card income	21	18	23	23	24	3	16.7%	(3)	-12.5%
Other	22	24	25	20	28	(2)	-8.3%	(6)	-21.4%

Total non-interest income from continuing operations	$536	$533	$507	$524	$507	$3	0.6%	$29	5.7%

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Salaries and employee benefits	$438	$449	$434	$442	$392	$(11)	-2.4%	$46	11.7%
Net occupancy expense	97	99	92	94	95	(2)	-2.0%	2	2.1%
Furniture and equipment expense	65	65	67	64	63	—	—	2	3.2%
Professional and legal expenses	15	36	36	27	40	(21)	(0.58)	(25)	-62.5%
Amortization of core deposit intangible	20	20	21	22	23	—	—	(3)	-13.0%
Other real estate owned expense	6	13	10	23	38	(7)	-53.8%	(32)	-84.2%
Credit/checkcard expenses	10	15	19	20	18	(5)	-33.3%	(8)	-44.4%
Deposit administrative fee	34	37	44	47	46	(3)	-8.1%	(12)	-26.1%
Marketing	23	27	20	17	18	(4)	-14.8%	5	27.8%
Branch consolidation and property and equipment charges	—	—	—	—	(2)	—	—	2	-100.0%
Loss on early extinguishment of debt	11	—	—	—	—	11	NM	11	NM
REIT investment early termination costs	42	—	—	—	—	42	NM	42	NM
Gain on loans held for sale, net	(10)	(17)	(26)	(8)	(5)	7	-41.2%	(5)	100.0%
Provision (credit) for unfunded credit commitments	7	(15)	—	13	(8)	22	-146.7%	15	-187.5%
Outside services	23	23	18	18	17	—	—	6	35.3%
Other	121	117	107	134	136	4	3.4%	(15)	-11.0%

Total non-interest expense from continuing operations before goodwill impairment (non-GAAP)	902	869	842	913	871	$33	3.8%	$31	3.6%
Goodwill impairment	—	—	—	—	253	—	—	(253)	-100.0%

Total non-interest expense from continuing operations	$902	$869	$842	$913	$1,124	$33	3.8%	$(222)	-19.8%

•

Account service fees and charges increased $10 million linked quarter. During the second quarter the Company established a reserve for certain customer fee refunds resulting from a change in the Company’s non-sufficient funds policy. This reserve resulted in a $24 million and $11 million charge in the second and third quarters, respectively. Excluding these amounts, service fees and charges would have been consistent across 2012.

•

Losses related to affordable housing decreased by $12 million quarter over quarter driven primarily by $14 million of gains recognized on the sale of equity investments in low income housing tax credits.

•

Prior to third quarter, credit card relationship reward costs were booked as an expense. During the third quarter the Company began recording this item as a reduction in credit card revenue. This resulted in a reduction to revenue and expense of approximately $3 million in the third quarter.

•	Professional and legal expense decreased $21 million linked quarter, primarily driven by the decrease of $20 million in legal reserves accrued in a prior year.

•	During the fourth quarter, the Company redeemed $345 million of Trust Preferred Securities, incurring $11 million in fees associated with the early extinguishment of the debt.

•

During the fourth quarter, the Company extinguished a $203 million liability related to an investment by a third party in Regions Asset Management Company, Inc., incurring $42 million in termination costs. On an ongoing basis, extinguishment of the investment removes approximately $28 million in expense annually.

•

The Company experienced a $22 million increase in expenses related to provision for unfunded credit commitments linked quarter. In the third quarter the unfunded credit commitments provision benefitted from a large credit that funded during the quarter, as a result the related reserve was relieved and considered in the provision for loan losses.

Regions Financial Corporation and Subsidiaries	Page 12
Financial Supplement to Fourth Quarter 2012 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Allowance for credit losses (ACL)	$2,002	$2,138	$2,382	$2,621	$2,823
Provision for loan losses	37	33	26	117	295
Provision (credit) for unfunded credit losses	7	(15)	—	13	(8)
Net loans charged-off:
Commercial and industrial	17	31	33	61	65
Commercial real estate mortgage - owner-occupied	44	42	45	46	63
Commercial real estate construction - owner-occupied	1	1	4	2	1

Total commercial	62	74	82	109	129
Commercial investor real estate mortgage	21	64	41	64	112
Commercial investor real estate construction	1	6	11	19	39

Total investor real estate	22	70	52	83	151
Residential first mortgage	26	35	42	39	47
Home equity - first lien	12	14	17	18	16
Home equity - second lien	31	38	47	57	56
Indirect	5	4	2	4	4
Consumer credit card	8	12	11	12	12
Other consumer	14	15	12	10	15

Total	$180	$262	$265	$332	$430

Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.27%	0.47%	0.51%	0.99%	1.06%
Commercial real estate mortgage - owner-occupied	1.72%	1.58%	1.68%	1.67%	2.18%
Commercial real estate construction - owner-occupied	1.28%	2.06%	5.59%	2.02%	0.82%

Total commercial	0.68%	0.80%	0.89%	1.21%	1.41%
Commercial investor real estate mortgage	1.15%	3.03%	1.86%	2.70%	4.28%
Commercial investor real estate construction	0.63%	3.03%	4.56%	7.64%	13.61%

Total investor real estate	1.09%	3.03%	2.11%	3.17%	5.21%
Residential first mortgage	0.76%	1.06%	1.27%	1.16%	1.34%
Home equity - first lien	0.91%	0.97%	1.18%	1.25%	1.11%
Home equity - second lien	1.96%	2.31%	2.79%	3.28%	3.06%
Indirect	0.86%	0.65%	0.52%	0.76%	0.78%
Consumer credit card	3.32%	5.37%	4.95%	4.95%	4.62%
Other consumer	4.51%	4.99%	4.07%	3.38%	4.92%

Total	0.96%	1.38%	1.39%	1.73%	2.16%

Non-accrual loans, excluding loans held for sale	$1,681	$1,884	$1,915	$2,151	$2,372
Non-performing loans held for sale	89	134	202	249	328

Non-accrual loans, including loans held for sale	$1,770	$2,018	$2,117	$2,400	$2,700
Foreclosed properties	149	197	214	241	296

Non-performing assets (NPAs)	$1,919	$2,215	$2,331	$2,641	$2,996

Loans past due > 90 days	$450	$405	$403	$427	$447

Accruing restructured loans not included in categories above (1)	$2,789	$2,916	$2,966	$2,944	$2,850

Credit Ratios:
ACL/Loans, net	2.71%	2.84%	3.13%	3.42%	3.64%
ALL/Loans, net	2.59%	2.74%	3.01%	3.30%	3.54%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.14x	1.09x	1.20x	1.18x	1.16x
Non-accrual loans, excluding loans held for sale/Loans, net	2.27%	2.50%	2.51%	2.80%	3.06%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	2.59%	2.93%	3.04%	3.42%	3.83%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	3.19%	3.47%	3.57%	3.97%	4.40%

Allowance for Credit Losses

	Year Ended December 31
($ amounts in millions)	2012	2011
Balance at beginning of year	$2,823	$3,256
Net loans charged off	(1,039)	(1,970)
Provision for loan losses	213	1,530
Provision for unfunded credit commitments	5	7

Balance at end of year	$2,002	$2,823

Components:
Allowance for loan losses	$1,919	$2,745
Reserve for unfunded credit commitments	83	78

Allowance for credit losses	$2,002	$2,823

(1)	See page 13 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries	Page 13
Financial Supplement to Fourth Quarter 2012 Earnings Release

Troubled Debt Restructurings

	Quarter Ended
(in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Current:
Commercial	$462	$495	$450	$445	$452
Investor Real Estate	844	911	991	1,016	967
Residential First Mortgage	867	847	845	815	767
Home Equity	356	372	381	383	377
Other Consumer	37	41	45	49	50

Total Current	$2,566	$2,666	$2,712	$2,708	$2,613

Accruing 30-89 DPD:
Commercial	$38	$51	$71	$44	$40
Investor Real Estate	29	44	34	40	28
Residential First Mortgage	117	118	113	118	133
Home Equity	35	33	32	30	30
Other Consumer	4	4	4	4	6

Total Accruing 30-89 DPD	$223	$250	$254	$236	$237

Total Accruing and <90 DPD	$2,789	$2,916	$2,966	$2,944	$2,850

Non-accrual or 90+ DPD:
Commercial	$291	$308	$315	$344	$353
Investor Real Estate	251	368	474	507	473
Residential First Mortgage	201	209	198	205	210
Home Equity	37	33	30	31	33
Other Consumer	—	—	1	—	—

Total Non-accrual or 90+DPD	$780	$918	$1,018	$1,087	$1,069

Total TDRs	$3,569	$3,834	$3,984	$4,031	$3,919

Credit Costs

	Quarter Ended
(in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Net Charge-offs
Investor Real Estate (IRE)	$10	$43	$22	$47	$54
Commercial	41	57	65	89	87
Consumer Real Estate	69	86	103	115	117
Other Consumer	26	31	26	26	31

Net Charge-offs excluding charge-offs from Sales / Transfers to HFS	$146	$217	$216	$277	$289

Sales/Transfer to HFS	34	45	49	55	141

Total Net Charge-offs	$180	$262	$265	$332	$430

Net Loss / (Gain) - HFS Sales	$(10)	$(18)	$(33)	$(10)	$(12)
HFS Writedowns (1)	—	1	7	2	7
OREO expense	6	13	10	23	38

Total Credit Costs before Reserve Change	$176	$258	$249	$347	$463

Loan Loss Reserve Increase / (Reduction)	(143)	(229)	(239)	(215)	(135)

Total Credit Costs after Reserve Change	$33	$29	$10	$132	$328

(1)	Reflects writedowns subsequent to initial move to held for sale and writedowns upon transfer to OREO

Regions Financial Corporation and Subsidiaries	Page 14
Financial Supplement to Fourth Quarter 2012 Earnings Release

Gross and Net NPL Migration

	Quarter Ended
($ in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Beginning Non-Performing Loans (1)	$1,884	$1,915	$2,151	$2,372	$2,710

Additions (2):
Land/Single Family/Condo Investor Real Estate	$21	$24	$45	$57	$58
Income Producing IRE	85	118	69	105	199

Total Investor Real Estate	106	142	114	162	257
Commercial	104	120	83	76	140
Business and Community	158	190	134	150	165
Consumer	(18)	11	(16)	(7)	(1)

Total Gross NPL Additions	$350	$463	$315	$381	$561

Resolutions (3)	(340)	(217)	(265)	(267)	(340)
Charge-Offs (4)	(122)	(159)	(164)	(212)	(305)

Net Additions (Reductions)	$(112)	$87	$(114)	$(98)	$(84)

Non-Accrual Loan Sales	(20)	(8)	(24)	(5)	(8)
Transfer to HFS	(51)	(81)	(77)	(93)	(196)
Transfer to OREO	(20)	(29)	(21)	(25)	(50)

Ending Non-Performing Loans (1)	$1,681	$1,884	$1,915	$2,151	$2,372

(1)	Does not include Loans Held for Sale
(2)

All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals
(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale

Foreclosed Properties

	Quarter Ended
($ in millions)	12/31/12	9/30/12	6/30/12	03/31/12	12/31/11
Beginning Foreclosed Properties	$197	$214	$241	$296	$337

Transfers in	$50	$70	$80	$94	$119
Sales	(86)	(68)	(87)	(129)	(121)
Writedowns / Other Activity	(12)	(19)	(20)	(20)	(39)

Ending Foreclosed Properties	$149	$197	$214	$241	$296

Non-Performing Loans Held for Sale

	Quarter Ended
($ in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Beginning Non-Performing Loans Held for Sale	$134	$202	$249	$328	$344

Transfers in	$51	$81	$77	$93	$196
Sales	(84)	(138)	(103)	(145)	(175)
Writedowns	—	(1)	(6)	(2)	(7)
Loan moved from HFS / Other Activity	(10)	(7)	(4)	(8)	(21)
Transfers to OREO	(2)	(3)	(11)	(17)	(9)

Ending Non-Performing Loans Held for Sale	$89	$134	$202	$249	$328

Composition of Non-Performing Loans Held for Sale

Quarter Transferred to HFS	Percent
4Q12	57.5%
3Q12	14.3%
2Q12	4.6%
1Q12	1.4%
2011	20.3%
Pre-2011	1.9%

Total	100.0%

Regions Financial Corporation and Subsidiaries	Page 15
Financial Supplement to Fourth Quarter 2012 Earnings Release

Early and Late Stage Delinquencies

30-89 Days Past Due Loans

	Quarter Ended
($ millions)	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11
Commercial and Industrial	$50	0.19%	$88	0.33%	$64	0.25%	$43	0.17%	$61	0.25%
Commercial Real Estate Mortgage - OO	77	0.76%	69	0.67%	90	0.85%	68	0.62%	70	0.63%
Commercial Real Estate Construction - OO	—	0.10%	2	0.82%	2	0.47%	1	0.28%	4	1.12%

Total Commercial	$127	0.34%	$159	0.43%	$156	0.42%	$112	0.31%	$135	0.37%

Commercial Investor Real Estate Mortgage	$80	1.18%	$80	1.01%	$103	1.20%	$122	1.33%	$76	0.78%
Commercial Investor Real Estate Construction	2	0.17%	40	4.73%	3	0.36%	3	0.37%	28	2.76%

Total Investor Real Estate	$82	1.06%	$120	1.37%	$106	1.12%	$125	1.24%	$104	0.97%

Residential First Mortgage	$235	1.81%	$254	1.92%	$221	1.65%	$258	1.89%	$287	2.08%
Home Equity	153	1.30%	155	1.30%	153	1.25%	158	1.24%	198	1.52%
Direct	13	1.52%	13	1.48%	11	1.31%	9	1.12%	13	1.56%
Indirect	40	1.74%	36	1.61%	27	1.33%	25	1.30%	33	1.80%
Consumer Credit Card	14	1.56%	14	1.64%	12	1.28%	12	1.28%	14	1.39%
Other Consumer	11	2.95%	12	3.48%	12	3.47%	9	2.74%	12	3.45%

Total Consumer	$466	1.60%	$484	1.64%	$436	1.46%	$471	1.55%	$557	1.81%

Total 30-89 Days Past Due Loans	$675	0.91%	$763	1.01%	$698	0.92%	$708	0.92%	$796	1.03%

90+ Days Past Due Loans

	Quarter Ended
($ millions)	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11
Commercial & Industrial	$19	0.07%	$6	0.02%	$5	0.02%	$9	0.03%	$28	0.11%
Commercial Real Estate Mortgage - OO	6	0.06%	8	0.07%	9	0.08%	9	0.08%	9	0.08%
Commercial Real Estate Construction - OO	—	0.03%	—	0.14%	—	0.16%	—	0.00%	—	0.00%

Total Commercial	$25	0.07%	$14	0.04%	$14	0.04%	$18	0.05%	$37	0.10%

Commercial Investor Real Estate Mortgage	$11	0.16%	$7	0.10%	$16	0.19%	$2	0.02%	$13	0.13%
Commercial Investor Real Estate Construction	—	0.05%	1	0.08%	—	0.00%	—	0.00%	—	0.01%

Total Investor Real Estate	$11	0.15%	$8	0.09%	$16	0.17%	$2	0.02%	$13	0.12%

Residential First Mortgage	$307	2.36%	$297	2.25%	$281	2.10%	$300	2.21%	$284	2.06%
Home Equity	87	0.74%	69	0.57%	74	0.60%	87	0.69%	93	0.71%
Direct	1	0.16%	1	0.16%	1	0.14%	1	0.13%	2	0.23%
Indirect	3	0.12%	2	0.10%	2	0.11%	2	0.09%	2	0.13%
Consumer Credit Card	14	1.56%	12	1.26%	13	1.38%	14	1.50%	13	1.38%
Other Consumer	2	0.51%	2	0.54%	2	0.62%	3	0.90%	3	0.75%

Total Consumer	$414	1.42%	$383	1.29%	$373	1.25%	$407	1.34%	$397	1.29%

Total 90+ Days Past Due Loans	$450	0.61%	$405	0.54%	$403	0.53%	$427	0.56%	$447	0.58%

OO = Owner Occupied

Regions Financial Corporation and Subsidiaries	Page 16
Financial Supplement to Fourth Quarter 2012 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ millions)	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11
Commercial and Industrial	$409	1.53%	$393	1.49%	$366	1.41%	$439	1.75%	$457	1.86%
Commercial Real Estate Mortgage - OO	439	4.35%	504	4.88%	504	4.75%	545	4.99%	590	5.29%
Commercial Real Estate Construction - OO	14	4.57%	15	5.30%	20	7.61%	23	8.32%	25	7.36%

Total Commercial	$862	2.33%	$912	2.47%	$890	2.41%	$1,007	2.77%	$1,072	2.98%

Commercial Investor Real Estate Mortgage	$457	6.74%	$560	7.12%	$599	6.97%	$640	6.99%	$734	7.56%
Commercial Investor Real Estate Construction	20	2.21%	52	6.15%	74	8.73%	127	13.22%	180	17.61%

Total Investor Real Estate	$477	6.17%	$612	7.03%	$673	7.12%	$767	7.58%	$914	8.52%

Residential First Mortgage	214	1.65%	224	1.69%	229	1.71%	241	1.77%	250	1.81%
Home Equity	128	1.08%	136	1.12%	123	1.00%	136	1.08%	136	1.04%
Direct	—	0.00%		0.00%	—	0.00%	—	0.00%	—	0.00%
Indirect	—	0.00%		0.00%	—	0.00%	—	0.00%	—	0.00%
Consumer Credit Card	—	0.00%		0.00%	—	0.00%	—	0.00%	—	0.00%
Other Consumer	—	0.00%		0.00%	—	0.00%	—	0.00%	—	0.00%

Total Consumer	$342	1.17%	$360	1.22%	$352	1.18%	$377	1.25%	$386	1.25%

Total Non-Accrual Loans	$1,681	2.27%	$1,884	2.50%	$1,915	2.51%	$2,151	2.80%	$2,372	3.06%

OO = Owner Occupied

Business Services Credit Quality - Criticized Loans

	Quarter Ended
($ millions)	12/31/12		9/30/12		6/30/12		3/31/12		12/31/11
Special Mention	$1,336	2.98%	$1,707	3.73%	$1,548	3.34%	$1,652	3.56%	$1,637	3.50%
Classified Loans	$3,156	7.05%	$3,424	7.49%	$3,888	8.39%	$4,327	9.32%	$4,733	10.12%

Total Business Services	$4,492	10.03%	$5,131	11.23%	$5,436	11.73%	$5,979	12.88%	$6,370	13.62%

Investor Real Estate Analysis

Represents percent of loan balances in the portfolio

	Core State (1)								% of Total
	AL	AR	FL	GA	LA	MS	TN	Other	IRE
RETAIL	2.1%	0.8%	5.6%	2.7%	0.5%	0.2%	1.4%	8.7%	22.0%
MULTI-FAMILY	2.2%	0.4%	2.7%	1.2%	1.0%	0.5%	2.1%	10.6%	20.7%
OFFICE	1.8%	0.2%	4.3%	2.7%	1.3%	0.2%	1.0%	7.5%	19.0%
INDUSTRIAL	1.2%	0.0%	1.6%	1.6%	0.3%	0.4%	1.2%	3.7%	10.0%
SINGLE FAMILY	1.4%	0.4%	1.5%	0.8%	0.4%	0.2%	1.0%	2.4%	8.1%
LAND	0.7%	0.2%	3.1%	0.6%	0.2%	0.1%	0.8%	1.5%	7.2%
HOTEL	0.8%	0.2%	2.2%	0.1%	0.7%	0.4%	0.3%	1.6%	6.3%
OTHER	0.7%	0.2%	2.0%	0.5%	0.4%	0.3%	0.7%	1.0%	5.8%
CONDO	0.1%	0.0%	0.7%	0.1%	0.0%	0.0%	0.0%	0.0%	0.9%

Grand Total	11.0%	2.4%	23.7%	10.3%	4.8%	2.3%	8.5%	37.0%	100.0%

(1)	Core State of Regions Bank’s Footprint in which the underlying collateral is located.

	Construction	Mortgage	Non- Performing Loans as a % of Total IRE	90+ days past due as a % of Total IRE	30-89 days past due as a % of Total IRE
RETAIL	0.5%	21.5%	1.4%	0.1%	0.1%
MULTI-FAMILY	3.5%	17.2%	1.6%	0.0%	0.2%
OFFICE	1.0%	18.0%	0.6%	0.0%	0.4%
INDUSTRIAL	0.3%	9.7%	0.5%	0.0%	0.0%
SINGLE FAMILY	4.2%	3.8%	0.6%	0.0%	0.1%
LAND	1.7%	5.5%	1.1%	0.1%	0.1%
HOTEL	0.2%	6.2%	0.0%	0.0%	0.1%
OTHER	0.1%	5.7%	0.3%	0.0%	0.1%
CONDO	0.4%	0.5%	0.1%	0.0%	0.0%

Grand Total	11.9%	88.1%	6.2%	0.2%	1.1%

Regions Financial Corporation and Subsidiaries	Page 17
Financial Supplement to Fourth Quarter 2012 Earnings Release

Residential Lending Net Charge-off Analysis

		Quarter Ended
		12/31/2012					9/30/2012
		First Liens			Junior Liens	Total(1)	First Liens			Junior Liens	Total(1)
($ in millions)		Residential Mortgage	Home Equity	Total	Home Equity		Residential Mortgage	Home Equity	Total	Home Equity
Florida	Net Charge-off %*	1.25%	1.25%	1.25%	3.21%	1.77%	1.73%	1.39%	1.64%	3.75%	2.20%
	$ Losses	$15.7	$5.9	$21.6	$19.9	$41.5	$22.0	$6.6	$28.7	$24.0	$52.7
	Balance	$4,924.1	$1,870.0	$6,794.2	$2,433.0	$9,227.2	$5,037.1	$1,882.0	$6,919.1	$2,511.8	$9,430.9
	Original LTV	73.1%	65.3%		75.7%		73.0%	65.4%		75.7%

All Other	Net Charge-off %*	0.45%	0.73%	0.54%	1.15%	0.69%	0.65%	0.75%	0.68%	1.39%	0.86%
States	$ Losses	$9.3	$6.9	$16.2	$11.0	$27.2	$13.4	$7.1	$20.5	$13.9	$34.4
	Balance	$8,038.6	$3,752.4	$11,791.0	$3,744.5	$15,535.5	$8,188.3	$3,722.9	$11,911.2	$3,908.7	$15,819.9
	Original LTV	74.4%	65.8%		79.1%		74.3%	66.3%		79.2%

Totals	Net Charge-off %*	0.76%	0.91%	0.80%	1.96%	1.09%	1.06%	0.97%	1.03%	2.31%	1.36%
	$ Losses	$24.9	$12.8	$37.7	$31.0	$68.7	$35.5	$13.7	$49.2	$37.9	$87.1
	Balance	$12,962.7	$5,622.4	$18,585.2	$6,177.5	$24,762.7	$13,225.4	$5,604.9	$18,830.3	$6,420.6	$25,250.9
	Original LTV	73.9%	65.7%		77.7%		73.8%	66.0%		77.8%

(1)	Total line item includes first liens on residential first mortgage and home equity, as well as junior liens on home equity
*	21% Florida junior lien concentration driving results
*	Junior lien, Florida net charge-offs represent 46% of 4Q12 Home Equity net charge-offs but just 21% of Home Equity outstanding balances.
*	Net Home Equity charge-offs in Florida approximately 2.5 times non-Florida net charge-off rate
*	Home Equity origination quality solid with an average FICO of 780 and an average LTV of 57%; Property value declines driving losses

90+ Home Equity Delinquency
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Ex-FL
Incl. FL
FL
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12

Home Equity Losses $
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Florida - 1st Lien
Florida - 2nd Lien
All Other States - 1st Lien
All Other States - 2nd Lien

*Notes: * Recoveries are pro-rated based on charge-off balances.*

** Balances shown on an ending basis. Net loss rates calculated using average balances*

Regions Financial Corporation and Subsidiaries	Page 18
Financial Supplement to Fourth Quarter 2012 Earnings Release

Reconciliation to GAAP Financial Measures

Net Income (Loss) and Earnings (Loss) Per Share from Continuing Operations

The table below presents a reconciliation of income (loss) and earnings (loss) per share available to common shareholders from continuing operations (GAAP) to adjusted income (loss) and adjusted earnings (loss) per share available to common shareholders from continuing operations (non-GAAP). Adjusted income (loss) and adjusted earnings (loss) per share available to common shareholders from continuing operations excludes the items listed in the table below. These selected items are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that their exclusion from income (loss) and earnings (loss) per share available to common shareholders from continuing operations provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business because management does not consider these selected items to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only); and presentations to investors of Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes these selected items does not represent the amount that effectively accrues directly to stockholders (i.e. the REIT investment early termination costs, goodwill impairment charge, and regulatory charge and related tax benefit result in reductions in earnings and stockholders’ equity).

		Year Ended December 31		Quarter Ended
($ amounts in millions, except per share data)		2012	2011	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
Net income (loss) available to common shareholders (GAAP)	A	$991	$(429)	$261	$301	$284	$145	$(602)
REIT investment early termination costs, net of tax (1)		38	—	38	—	—	—	—
Goodwill impairment, net of tax		—	731	—	—	—	—	731
Regulatory charge and related tax benefit (2)		—	(44)	—	—	—	—	—

Adjusted income available to common shareholders (non-GAAP)	B	$1,029	$258	$299	$301	$284	$145	$129

Net income (loss) available to common shareholders (GAAP)	A	$991	$(429)	$261	$301	$284	$145	$(602)
Income (loss) from discontinued operations, net of tax (GAAP)		(59)	(404)	(12)	(11)	4	(40)	(467)

Income (loss) from continuing operations available to common shareholders (GAAP)	C	1,050	(25)	273	312	280	185	(135)
REIT investment early termination costs, net of tax from continuing operations (1)		38	—	38	—	—	—	—
Goodwill impairment from continuing operations (non- deductible)		—	253	—	—	—	—	253
Regulatory charge and related tax benefit from continuing operations (2)		—	(17)	—	—	—	—	—

Adjusted income from continuing operations available to common shareholders (non-GAAP)	D	$1,088	$211	$311	$312	$280	$185	$118

Weighted-average diluted shares	E	1,387	1,258	1,423	1,423	1,418	1,283	1,259
Earnings (loss) per common share from continuing operations - diluted (GAAP)	C/E	$0.76	$(0.02)	$0.19	$0.22	$0.20	$0.14	$(0.11)
Adjusted earnings per common share from continuing operations - diluted (non-GAAP)	D/E	$0.78	$0.17	$0.22	$0.22	$0.20	$0.14	$0.09

(1)	In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).

(2)	In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions’ provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.

Regions Financial Corporation and Subsidiaries	Page 19
Financial Supplement to Fourth Quarter 2012 Earnings Release

Reconciliation to GAAP Financial Measures - Continuing Operations

Fee Income Ratios and Efficiency Ratios

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income on a taxable-equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

	Quarter Ended
($ amounts in millions)		12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	4Q12 vs. 3Q12		4Q12 vs. 4Q11
Continuing Operations
Non-interest expense (GAAP)		$902	$869	$842	$913	$1,124	$33	3.8%	$(222)	-19.8%
Adjustments:
REIT investment early termination costs		(42)	—	—	—	—	(42)	NM	(42)	NM
Loss on early extinguishment of debt		(11)	—	—	—	—	(11)	NM	(11)	NM
Securities impairment, net		—	—	(2)	—	(2)	—	—	2	-100.0%
Branch consolidation and property and equipment charges		—	—	—	—	2	—	—	(2)	-100.0%
Goodwill impairment		—	—	—	—	(253)	—	—	253	-100.0%

Adjusted non-interest expense (non-GAAP)	F	$849	$869	$840	$913	$871	$(20)	-2.3%	$(22)	-2.5%

Net interest income (GAAP)		$818	$817	$838	$827	$849	$1	0.1%	$(31)	-3.7%
Taxable-equivalent adjustment		13	13	12	12	9	—	—	4	44.4%

Net interest income, taxable-equivalent basis		831	830	850	839	858	1	0.1%	(27)	-3.1%

Non-interest income (GAAP)		$536	$533	$507	$524	$507	$3	0.6%	$29	5.7%
Adjustments:
Securities gains, net		(12)	(12)	(12)	(12)	(7)	—	—	(5)	71.4%
Leveraged lease termination gains, net		—	—	(7)	(7)	(10)	—	—	10	-100.0%

Adjusted non-interest income (non-GAAP)	G	524	521	488	505	490	3	0.6%	34	6.9%

Adjusted total revenue (non-GAAP)	H	$1,355	$1,351	$1,338	$1,344	$1,348	$4	0.3%	$7	0.5%

Adjusted fee income ratio (non-GAAP)	G/H	38.7%	38.6%	36.5%	37.6%	36.4%
Adjusted efficiency ratio (non-GAAP)	F/H	62.7%	64.3%	62.8%	67.9%	64.6%

Adjusted Non-Interest Income/Expense

The table below presents computations of adjusted non-interest income/expense for the years ended December 31, 2012 and 2011 (non-GAAP). Management uses these measures to monitor performance and believes these measures provide meaningful information to investors. Non-interest income/expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income/expense (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

	Year Ended
($ amounts in millions)	December 31		2012 vs. 2011
	2012	2011	$ Change	% Change
Continuing Operations
Non-interest income (GAAP)	$2,100	$2,143	$(43)	-2.0%
Adjustments:
Securities gains, net	(48)	(112)	64	-57.1%
Leveraged lease termination gains, net	(14)	(8)	(6)	75.0%
Loss (gain) on sale of mortgage loans	—	3	(3)	-100.0%

Adjusted non-interest income (non-GAAP)	$2,038	$2,026	$12	0.6%

Non-interest expense (GAAP)	$3,526	$3,862	$(336)	-8.7%
Adjustments:
REIT investment early termination costs	(42)	—	(42)	NM
Loss on early extinguishment of debt	(11)	—	(11)	NM
Securities impairment, net	(2)	(2)	—	—
Branch consolidation and property and equipment charges	—	(75)	75	-100.0%
Goodwill impairment	—	(253)	253	-100.0%

Adjusted non-interest expense (non-GAAP)	$3,471	$3,532	$(61)	-1.7%

Regions Financial Corporation and Subsidiaries	Page 20
Financial Supplement to Fourth Quarter 2012 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios, Tangible Common Ratios, Capital

The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Analysis and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measure. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP) - continuing operations	I	$121,036	$121,531	$122,426	$123,756	$124,900
Return on average assets from continuing operations (GAAP) (1)	C/I	0.90%	1.02%	0.92%	0.59%	(0.43%)

Adjusted return on average assets from continuing operations (non-GAAP) (1)	D/I	1.02%	1.02%	0.92%	0.59%	0.37%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$15,265	$14,663	$14,347	$16,715	$17,151
Less: Average intangible assets (GAAP)		5,170	5,195	5,221	5,253	6,019
Average deferred tax liability related to intangibles (GAAP)		(193)	(198)	(198)	(198)	(210)
Average preferred equity (GAAP)		321	—	113	3,423	3,413

Average tangible common stockholders’ equity (non-GAAP)	J	$9,967	$9,666	$9,211	$8,237	$7,929
Return on average tangible common stockholders’ equity (non-GAAP) (1)	A/J	10.42%	12.39%	12.40%	7.08%	(30.12%)

Adjusted return on average tangible common stockholders’ equity (non-GAAP) (1)	B/J	11.93%	12.39%	12.40%	7.08%	6.45%

TANGIBLE COMMON RATIOS - CONSOLIDATED
Stockholders’ equity (GAAP)		$15,499	$14,901	$14,455	$17,534	$16,499
Less: Preferred equity (GAAP)		482	—	—	3,429	3,419
Intangible assets (GAAP)		5,161	5,181	5,207	5,236	5,265
Deferred tax liability related to intangibles (GAAP)		(191)	(195)	(201)	(195)	(200)

Tangible common stockholders’ equity (non-GAAP)	K	$10,047	$9,915	$9,449	$9,064	$8,015
Total assets (GAAP)		$121,347	$121,798	$122,345	$128,282	$127,050
Less: Intangible assets (GAAP)		5,161	5,181	5,207	5,236	5,265
Deferred tax liability related to intangibles (GAAP)		(191)	(195)	(201)	(195)	(200)

Tangible assets (non-GAAP)	L	$116,377	$116,812	$117,339	$123,241	$121,985
Shares outstanding—end of quarter	M	1,413	1,413	1,413	1,412	1,259
Tangible common stockholders’ equity to tangible assets (non-GAAP)	K/L	8.63%	8.49%	8.04%	7.35%	6.57%
Tangible common book value per share (non-GAAP)	K/M	$7.11	$7.02	$6.69	$6.42	$6.37
TIER 1 COMMON RISK-BASED RATIO (2) - CONSOLIDATED
Stockholders’ equity (GAAP)		$15,499	$14,901	$14,455	$17,534	$16,499
Accumulated other comprehensive (income) loss		(65)	(202)	(54)	60	69
Non-qualifying goodwill and intangibles		(4,825)	(4,836)	(4,852)	(4,881)	(4,900)
Disallowed deferred tax assets		(35)	(238)	(336)	(345)	(432)
Disallowed servicing assets		(33)	(33)	(33)	(36)	(35)
Qualifying non-controlling interests		93	93	92	92	92
Qualifying trust preferred securities		501	846	846	846	846

Tier 1 capital (regulatory)		$11,135	$10,531	$10,118	$13,270	$12,139
Qualifying non-controlling interests		(93)	(93)	(92)	(92)	(92)
Qualifying trust preferred securities		(501)	(846)	(846)	(846)	(846)
Preferred stock		(482)	—	—	(3,429)	(3,419)

Tier 1 common equity (non-GAAP)	N	$10,059	$9,592	$9,180	$8,903	$7,782
Risk-weighted assets (regulatory)	O	92,777	91,723	91,779	92,546	91,449
Tier 1 common risk-based ratio (non-GAAP)	N/O	10.8%	10.5%	10.0%	9.6%	8.5%

(1)	Annualized
(2)	Current quarter amount and the resulting ratio are estimated

Regions Financial Corporation and Subsidiaries	Page 21
Financial Supplement to Fourth Quarter 2012 Earnings Release

Reconciliation to GAAP Financial Measures

Tier 1 Capital - With History Adjusted for Series A Retirement

Regions’ Series A preferred stock issued to the U.S. Treasury was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012. The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented. The amount retired includes the Series A preferred stock issued to the U.S. Treasury plus the remaining balance of the related discount.

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
TIER 1 RISK-BASED RATIO
Stockholders’ equity	$15,499	$14,901	$14,455	$17,534	$16,499
Accumulated other comprehensive (income) loss	(65)	(202)	(54)	60	69
Non-qualifying goodwill and intangibles	(4,825)	(4,836)	(4,852)	(4,881)	(4,900)
Disallowed deferred tax assets	(35)	(238)	(336)	(345)	(432)
Disallowed servicing assets	(33)	(33)	(33)	(36)	(35)
Qualifying non-controlling interests	93	93	92	92	92
Qualifying trust preferred securities	501	846	846	846	846

Tier 1 capital as reported	$11,135	$10,531	$10,118	$13,270	$12,139

Series A Preferred Stock retirement (reduction to stockholders’ equity)	$—	$—	$—	$(3,500)	$(3,500)
Retirement of warrant to purchase 48.3 million shares of Regions common stock	—	—	—	(45)	(45)

Tier 1 capital as adjusted to exclude Series A Preferred Stock	$11,135	$10,531	$10,118	$9,725	$8,594

Risk-weighted assets (1)	92,777	91,723	91,779	92,546	91,449
Tier 1 capital ratio (1)	12.0%	11.5%	11.0%	14.3%	13.3%
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant (1)	12.0%	11.5%	11.0%	10.5%	9.4%

(1)	Current quarter amount and the resulting ratio are estimated

Regions Financial Corporation and Subsidiaries	Page 22
Financial Supplement to Fourth Quarter 2012 Earnings Release

Statements of Discontinued Operations (unaudited)

On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust are not included in the sale. In connection with the closing, the Company and Raymond James agreed that in lieu of the $250 million pre-closing dividend from Morgan Keegan and Company, Inc. to the Company as contemplated in the original agreement, the parties would increase the purchase price by the same amount. The total purchase price received by the Company was approximately $1.2 billion. In connection with the agreement, the results of the entities being sold are reported as discontinued operations. The following tables represent the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11
Interest income	$—	$—	$—	$8	$8
Interest expense	—	—	—	1	1

Net interest income	—	—	—	7	7
Non-interest income
Brokerage, investment banking and capital markets	—	—	—	233	251
Gain on sale	3	1	15	—	—
Other	5	—	—	7	11

Total non-interest income	8	1	15	240	262
Non-interest expense
Salaries and employee benefits	—	—	—	171	172
Net occupancy expense	—	—	—	9	9
Furniture and equipment expense	—	—	—	8	9
Goodwill impairment	—	—	—	—	492
Professional and legal fees	27	19	10	96	23
Other	—	1	1	28	36

Total non-interest expense	27	20	11	312	741
Income (loss) from discontinued operations before income tax	(19)	(19)	4	(65)	(472)
Income tax expense (benefit) (1)	(7)	(8)	—	(25)	(5)

Income (loss) from discontinued operations, net of tax	$(12)	$(11)	$4	$(40)	$(467)

Weighted-average shares outstanding—during quarter:
Basic	1,413	1,414	1,414	1,282	1,259
Diluted	1,413	1,414	1,418	1,282	1,259
Earnings (loss) per common share from discontinued operations:
Basic	$(0.01)	$(0.01)	$0.00	$(0.03)	$(0.37)
Diluted	$(0.01)	$(0.01)	$0.00	$(0.03)	$(0.37)

(1)	The income tax benefit for the fourth quarter of 2011 includes a $14 million benefit related to goodwill impairment.

Regions Financial Corporation and Subsidiaries	Page 23
Financial Supplement to Fourth Quarter 2012 Earnings Release

Forward-Looking Statements

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Future and proposed rules, including those that are part of the Basel III process, are expected to require banking institutions to increase levels of capital and to meet more stringent liquidity requirements. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•

Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

•

Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

•	Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

•	Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

•	Regions’ ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.

•	Possible downgrades in ratings issued by rating agencies.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2011 and the “Forward-Looking Statements” section of Regions’ Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2012.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551